SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)  December 6, 1994



                            THE QUAKER OATS COMPANY
            (Exact name of Registrant as specified in its charter)



          New Jersey          1-12                36-1655315
          (State or other     (Commission         (I.R.S. Employer
          jurisdiction of     File Number)        Identification No.)
          incorporation)




         Quaker Tower,  P.O. Box 049001, Chicago, Illinois  60604-9001
                   (Address of principal executive offices)

                                 312-222-7111
                (Registrant's telephone number, including area code)


Item 2.  Acquisition or Disposition of Assets

On December 6, 1994, LOOP Acquisition Corp. ("LOOP"), a Delaware corporation and a direct, wholly owned subsidiary of The Quaker Oats Company, a New Jersey corporation and the Registrant herein, (the "Company"), purchased 117,380,755 (or approximately 96.5 percent) of the outstanding shares of common stock, $.01 par value (the "Snapple Common Stock"), of Snapple Beverage Corp. ("Snapple"), a Delaware corporation, for $14.00 per share or an aggregate purchase price of $1.64 billion. The acquisition was made pursuant to the cash tender offer (the "Offer") by LOOP and the Company commenced on November 4, 1994 to purchase all outstanding shares of Snapple Common Stock at $14.00 net per share. Promptly after completion of the Offer, pursuant to the terms of the Agreement and Plan of Merger dated November 1, 1994, among the Company, LOOP and Snapple (the "Merger Agreement"), LOOP was merged, by means of "short-form" merger, with and into Snapple (the "Merger"), whereby Snapple now is a direct, wholly owned subsidiary of the Company, and all shares of Snapple Common Stock outstanding immediately prior to the effective time of the Merger (other than shares owned by the Company, LOOP, Snapple or any of their respective subsidiaries, or "dissenting shares" within the meaning of Section 262 of the Delaware General Corporation Law, as amended) were converted into the right to receive $14.00 in cash, without interest and less any required withholding taxes. On November 1, 1994 (simultaneously with the execution of the Merger Agreement and prior to the commencement of the Offer), the Company, LOOP and the holders of approximately 69 percent of the then outstanding shares of Snapple Common Stock entered into a Stockholders Agreement (the "Stockholders Agreement"), pursuant to which, among other things, such holders severally (i) agreed to tender their shares in the Offer, (ii) granted to the Company an irrevocable option to purchase their shares of Snapple Common
Stock at $14.00 net per share under certain circumstances (including the termination of the Merger Agreement or the withdrawal by the Company or LOOP of the Offer), and (iii) agreed to vote their shares of Snapple Common Stock in a certain manner under certain circumstances.

The purchase price for the shares of Snapple Common Stock acquired in the Offer and pursuant to the Merger Agreement, which was determined by arms'-length negotiation between the Company and Snapple, was funded with the proceeds of commercial paper borrowings of different maturities and interest rates. Aggregate commercial paper borrowings for the Snapple acquisition were approximately $1.7 billion as of December 6, 1994 and were supported by the three revolving credit facilities entered into as of November 30, 1994, among the Company, certain subsidiaries as now or hereafter may become parties thereto, the banks party thereto and NationsBank, N.A. as Administrative
Agent. The three revolving credit facilities consist of a $600 million five-year annually extendable revolving credit facility, a $1.2 billion 364-day annually extendable revolving credit facility which may, at the Company's option, be converted into a two-year term loan, and a $600 million 364-day annually extendable revolving credit facility.

For a more complete description of the terms of the Offer, the Merger and the related transactions contemplated thereby, reference is made to the Merger Agreement and the Stockholders Agreement, which are incorporated by reference as Exhibits (c)(2)(a) and (c)(2)(b), respectively, in this Current Report on Form 8-K as indicated in Item 7. below.

On November 4, 1994, in connection with the Offer, a Tender Offer Statement on
Schedule 14D-1/Schedule 13D ("Tender Offer Statement") was filed by the Company and LOOP with the Commission. The Offer to Purchase, attached as
Exhibit 11(a)(1) to the Tender Offer Statement, contains a more complete description of the Offer and related matters, particularly Section 8 ("Certain Information Concerning the Company"), Section 10 ("Source and Amount of Funds"), Section 12 ("Purpose of the Offer and the Merger; Plans for the Company; the Merger Agreement; the Stockholders Agreement; Other Agreements") and Section 15 ("Certain Legal Matters"), thereof.

Item 7.  Financial Statements and Exhibits

(a)&(b) It is impracticable at this time for the Registrant to file, together with this Current Report, the required financial statements and pro forma financial information with respect to Snapple. Accordingly, the Registrant hereby undertakes to file such required statements and information by amendment to this Current Report on Form 8-K on or prior to February 17, 1995.

(c) Exhibits (listed by numbers corresponding to the provisions of Item 601 of Regulation S-K)

      (2)(a) Agreement and Plan of Merger dated November 1, 1994, among the Company, LOOP and Snapple (incorporated herein by reference to Exhibit 11(c)(1) to the Company's Tender Offer Statement on Schedule 14D-1/Schedule 13D filed with the Commission on November 4, 1994).

      (2)(b) Definitive Stockholders Agreement dated November 1, 1994, among the Company, LOOP and certain shareholders of Snapple party thereto (incorporated herein by reference to Exhibit 11(c)(2) to Amendment No. 3 to the Company's Tender Offer Statement on
      Schedule 14D-1/Schedule 13D filed with the Commission on November 28, 1994).

      (99) Tender Offer Statement on Schedule 14D-1/Schedule 13D and all exhibits thereto filed with the Commission on November 4, 1994, as amended.


SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUAKER OATS COMPANY



By       Thomas L. Gettings
     Thomas L. Gettings
     Vice President and
     Corporate Controller


Date:  December 19, 1994









                                 EXHIBIT INDEX



                                                        Paper (P),
                                                          Electronic (E) or
        Exhibit               Exhibit                    Incorporated by
       Number                 Description                Reference (IBRF)

        (2)(a)         Agreement and Plan of Merger dated    IBRF
                       November 1, 1994 among The
                       Quaker Oats Company, LOOP
                       Acquisition Corp. and Snapple
                       Beverage Corp. (attached as Exhibit
                       11(c)(1) to the Company's Tender Offer
                       Statement on Schedule 14D-1/Schedule 13D filed with the Commission on November 4,
                       1994).

        (2)(b)         Definitive Stockholders Agreement dated        IBRF
                       November 1, 1994 among The Quaker
                       Oats Company, LOOP Acquisition Corp. and certain shareholders of Snapple Beverage
                       Corp. (attached as Exhibit 11(c)(2) to Amendment No. 3 to the Company's Tender Offer Statement on Schedule14D-1/Schedule 13D filed with the Commission on November 28, 1994).

        (99)           Tender Offer Statement on Schedule 14D-1/ IBRF
                       Schedule 13D and all exhibits thereto
                       filed with the Commission on November 4, 1994, as amended.